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                                                                   EXHIBIT 10(r)


                    PROMISSORY NOTE      Date: 5 March 2002

     Tom Prince ("Borrower") hereby promises to pay to Stifel, Nicolaus & Co., Inc. ("Lender"), the principal amount of one hundred ten thousand dollars ($110,000.00), with interest at the rate of 3.0 percent per annum. The principal and interest due hereunder shall be payable without recourse from annual bonuses paid to borrower by lender in accordance with the following schedule:
                         2003 annual bonus -- $15,00.00
                         2004 annual bonus -- $20,00.00
                         2005 annual bonus -- $25,00.00
                         2006 annual bonus -- $30,00.00
                         2007 annual bonus -- balance
     All payments received by Lender shall be applied first to unpaid interest hereon, and the remainder to principal. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

     All required payments shall be made in immediately available funds in lawful money of the United States of America at the office of Lender situated in St. Louis, MO.

     Borrower has the right to prepay this Note in whole or in part at any time without penalty or premium. So long as any amount remains outstanding hereunder Borrower shall not be required, but may elect to do so, to participate in any deferred compensation program of Lender or affiliates.

     NOTICE REQUIRED BY SECTION 432.045 R.S. MO.: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR(S)) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     This Note shall be governed by and construed in accordance with the laws of the State of Missouri.


                                                      BORROWER:


                                                         /s/ Thomas A. Prince
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